UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 5, 2009

cablevision systems corporation
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2009, the Compensation Committee of the Board of Directors of Cablevision Systems Corporation (the “Company”) adopted new forms of agreements for awards of stock options, restricted stock and long-term cash incentives and made awards under those agreements to the following named executive officers and directors of the Company:   Charles F. Dolan, James L. Dolan, Hank J. Ratner, Thomas M. Rutledge, Michael P. Huseby, Patrick F. Dolan, Thomas C. Dolan and Brian G. Sweeney. These awards and the forms of award agreements are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)

99.1      Form of Restricted Shares Agreement (March 5, 2009)

99.2      Form of Option Agreement (March 5, 2009)

99.3      Form of Performance Award Agreement (March 5, 2009)

99.4      Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Charles Dolan.

99.5      Form of Option Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Charles Dolan.

99.6      Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Charles Dolan.

99.7      Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and James Dolan.

99.8      Form of Option Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and James Dolan.

99.9      Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and James Dolan.

99.10    Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Hank Ratner.

99.11    Form of Option Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Hank Ratner.

99.12    Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Hank Ratner.

99.13    Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Thomas Rutledge.

99.14    Form of Option Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Thomas Rutledge.

99.15    Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Thomas Rutledge

99.16    Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Michael Huseby.

99.17    Form of Option Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Michael Huseby.

99.18    Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Michael Huseby.

99.19    Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Patrick Dolan.

99.20    Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Patrick Dolan.

99.21    Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Thomas Dolan.

99.22    Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Thomas Dolan.

99.23    Form of Restricted Shares Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Brian Sweeney.

99.24    Form of Performance Award Agreement, dated as of March 9, 2009, between Cablevision Systems Corporation and Brian Sweeney.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

By:	/s/ MICHAEL P. HUSEBY
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC.
(Registrant)

By:	/s/ MICHAEL P. HUSEBY
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: March 11, 2009

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